Pension and Postretirement Benefits - Schedule of Net Periodic Benefit Cost (Detail) (Other Postretirement Benefit Obligations [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Postretirement Benefit Obligations [Member]
Schedule Of Other Postretirement Benefits [Line Items]
Service cost	$ 1,131	$ 2,106	$ 1,956
Amortization of net loss	797	670	603
Interest cost	2,172	2,300	2,132
Net periodic benefit cost	$ 4,100	$ 5,076	$ 4,691